2006 Analyst Day

Chip McClure

Chairman, CEO and President

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-

looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,”

“should,” “are likely to be,” “will” and similar expressions.  Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers;

labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers,

including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC.  These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as oth erwise required by law.

Agenda

8:30

Chip McClure – Overview

8:40

Rakesh Sachdev – The ArvinMeritor Portfolio

8:50

Business Groups

Carsten Reinhardt – Commercial Vehicle Systems

Phil Martens – Light Vehicle Systems

Buddy Wacaser – Emissions Technologies

9:40

Break

10:00

Performance Plus

Jay Craig – Performance Plus

Carsten Reinhardt – Operational Excellence

Phil Martens – Commercial Excellence

10:50

Jim Donlon – Financial Review

11:00

Chip McClure – Closing Remarks

11:10

Question and Answer Session

Commitments Kept

$262 million

Operating income of $250 - $265 million

$284 million

Free cash flow of $100 - $150 million

$501 million
reduction in net debt

Improve balance sheet

Delivery

$1.78

$9.2 billion

EPS of $1.50 - $1.70

Sales of $8.5 - $8.6 billion

Actual Result

Goal

Overview

Goals from 2005 Analyst Day

Diverse Customer Base

Commercial Vehicle Customers

Light Vehicle Customers

DaimlerChrysler

10%

General Motors

9%

Volkswagen

10%

Ford 7%

Asia-Based
OEMs 3%

BMW 2%

Fiat 3%

Other LVS
9%

Other CVS

15%

Fiat 2%

Asia-Based
OEMs 3%

Ford 3%

Volkswagen 1%

General Motors 1%

PACCAR 2%

International 3%

Volvo 9%

DaimlerChrysler

8%

47%

Commercial

Vehicles

53%

Light

Vehicles

Overview

Consolidated
Revenue

* Includes local operations of companies

headquartered in North America and Europe

+ Non-Consolidated

Joint Ventures

Geographic/Customer Mix
of 2006 Sales

Overview

Goals of this program have been achieved

Benefits to date have offset negative effect of raw materials prices, production volumes and customer pricing

Incremental benefits in 2007 will partially offset stainless steel pricing

$60-65

$50

$50-60

Run-rate annual benefits

$105

$99

$110

Cash Restructuring

$132

$127

$135

Restructuring Costs

Update

Program to
Date

Original
Estimate

  ($ million)

2005 Restructuring Program Update

Overview

Today’s Challenges

North America 2007 Class 8 truck downturn

Light vehicle production cuts in North America

Pricing pressures

Increased material costs

It’s Not Going to Get Any Easier

Overview

Today’s Opportunities

Booming growth in Asia

Some competitors weakened

Systems-based solutions

Strong balance sheet and liquidity – a must during these
turbulent times

Overview

The Best Will Rise To the Top

Medium-Term Goals

Growth with a Purpose

Overview

1/3 – 1/3 – 1/3 regional business mix

Triple sales in Asia

Triple the size of Aftermarket business

Grow organically where margins are good

Achieve ROIC of  13 – 15 percent

Phil Martens,
President, LVS

H. H. “Buddy” Wacaser,
President, ET

Rob Ostrov,
Sr. VP HR

Jay Craig
VP and
Controller

Carsten Reinhardt,
President, CVS

Strong Leaders to Reshape Our Future

New Leadership Team

Overview

Performance Plus

Operational Excellence

Make efficient use of assets

High utilization

Optimal footprint

Relentlessly improve costs

Best scale

Best supply base

Best process

No stone left unturned

Commercial Excellence

Pursue opportunities: right products, right technologies, and in the right global markets

Become a boundary-less organization

Achieve and sustain an industry leading cost and technology position

Overview

How is the Program Structured?

J. Craig

P. Martens

P. Martens

J. Craig

C.
Reinhardt

C.
Reinhardt

Aftermarket

Product
Growth

Overhead

Mfg.

ER&D

Materials

Commercial Excellence

Revenue Enhancement

Operational Excellence

Cost Improvements

Steering Committee

J. Craig

J. Donlon

R. Ostrov

C. Reinhardt

P. Martens

Sponsor: R. Ostrov

Talent Excellence

Sponsors: J. Craig and J. Donlon

Program Office

R. Sachdev

Sponsors

Overview

Top Quartile Financial Performance Among Peer Companies

The ArvinMeritor Portfolio

Rakesh Sachdev

Senior Vice President,

Strategy and Corporate Development

Our Vision for Growth and Profitability

Be a global systems
leader in our target
markets

Build product
technology and develop
capabilities that are
scalable across markets

Profitably commercialize
our solutions to
customers’ growing
needs

Safety

Environment

Mobility

The ArvinMeritor Portfolio

Increased
Technology

Decreased

Cost

Functional

Value

Manufacturing
and Packaging

Systems

Modules

INTEGRATED

SYSTEMS

Functional

Mechanical

OEM Trends

Vehicle

Stability

Emissions

Body and
Control

Vehicle

Propulsion

Examples of
evolving system

opportunities

Be a Global Systems Leader in Our
Target Markets

The ArvinMeritor Portfolio

Brake

Suspension

Wheels

Steering

Transmission

Driveshafts

Alternative Power

Drive Axle

$2.2

$ Billions

ARM

Current
Addressable
Market

$35

$100

$2.3

$6

$130

$2.6

$14

$14

$1.0

$24

$33

Door Modules

Roof Modules

Latches

Regulators

Vehicle
Stability

Vehicle
Propulsion

Vehicle
Emissions

Vehicle
Apertures

Manifold

Silencing

Emissions

Systems

Components

Illustrative

Build Product Technology and Development
Capabilities that are Scalable Across Market Segments

The ArvinMeritor Portfolio

Total
Addressable
Market

Light Vehicles

                         Commercial Vehicles

Growth from Category Cross-Over

Crossing the Boundary

Leverage technology

Utilize capacity

Innovate for leadership

Future State:  Eliminate Boundaries

Steel wheels

Car and light truck axles
and modules

DPFs, converters

Window regulators, door
modules

Medium truck wheels

Drive axles

The ArvinMeritor Portfolio

Commercial diesel emissions

Truck and specialty vehicle
doors

Portfolio of Businesses

CV Emissions

LV Emissions

Roofs

Wheels

Doors

Aftermarket

Specialty

Axles

Brakes

Trailers

Low

High

Growth

The ArvinMeritor Portfolio

Emerging

Markets

New

Stars

Commercial Vehicle Systems

Carsten Reinhardt

President, Commercial Vehicle Systems

Historical Perspective

Commercial Vehicle Systems

Revenues

$ Billions

Operating Margins before special items

Percent

2.9

2000

2.2

‘01

2.3

‘02

2.4

‘03

4.1

2006

-250 bp

+50%

3.2

4.3

‘04

‘05

2000

‘01

‘02

‘03

2006

‘04

‘05

Strong Sales Growth, but Severe Margin Compression

7.6%

2.0%

4.1%

4.8%

5.3%

5.2%

5.2%

Observations:  Strengths

Commercial Vehicle Systems

Ability to significantly offset North America Class 8
downturn

Solid business portfolio with growth opportunities

CVA

Specialty

Trailers

Diversified customer base

Strong global position

Significant operations in every major market

Leadership positions in North America

Direct investment and JVs in China and India

OE/Supplier Forecasts

Calendar Year 2007

Average                                             211

High Est.                                            250

Low Est.                                            181

(Thousands of vehicles)

FY2007 = 235K vehicles

FY2008 = 250K vehicles

  Q2            Q3          Q4          Q1

        CY2007 = 200K Vehicles

North America Class 8 Volumes

85

55

45

50

50

60

70

70

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

65

35

310

220

FY2009

FY2010

Challenges and Opportunities

Commercial Vehicle Systems

30%

30%

15%

200%

Global
Aftermarket
(operating profit)

Specialty
Vehicles

(operating margin)

Trailer Products
(operating profit)

High-Volume
Premiums

(layered-capacity and
premium freight)

North America
Class 8

(unit sales)

Europe
Medium/Heavy

(unit sales)

Asia/Pacific

(ARM sales in
millions)

South America

(ARM sales in
millions)

6%

50%

CVS Customer Portfolio

Total Company

CVS=47%

of sales

FY2006

Sales = $4.25B

Commercial Vehicle Systems

Top Platforms

Commercial Vehicle Systems

Touareg

VW PL71

Croma

Fiat 194

Golf, Touran, Audi A1, Skoda Octavia

VW PQ34/35

VT, VN, Pinnacle, Vision

Mack/Volvo Class 8

Premium, Magnum

Renault Trucks HD

Coronado, Century S/T, Columbia

Freightliner Class 8

FH, FH16

Volvo Trucks HD

SuperDuty F-Series

Ford P131

4000 Series, CF Series

International MD

Fiesta, European Fusion

Ford B2

E-Class

Mercedes W211

Polo, Ibiza, Audi A2, Skoda Fabia

VW PQ24/25

ProStar, 8000 Series, 9000 Series

International Class 8

Vectra, Zaphira

Opel Epsilon/3000

Silverado, Sierra, Tahoe, Suburban

GMT 800/900

    Key Vehicles

Top 15 Platforms

Geographic Mix of Sales

Commercial Vehicle Systems

North
America

62%

Europe

25%

Asian OEMs
and ROW

13%

Room to Grow Outside North America

CVS Operations in China and India

India:

Technical Center, Bangalore

Engineering, IT and procurement

Automotive Axles Ltd., Mysore

Axles, brakes, housings and components

Meritor HVS India Ltd., Mysore

Product and application engineering, assembly,
marketing and sale of axle and brake products

China:

Pudong

Axle assembly

Shanghai

Corporate office

Wuxi

Trailer axles and suspension systems

ArvinMeritor FAW Sihuan (Changchun) Vehicle
Brake Co. Ltd.

Brakes

Xuzhou Meritor Axle Co. Ltd.

Axles for off-highway vehicles, brakes

Meritor Huayang Braking Co. Ltd. (Shanghai)

Brakes

Commercial Vehicle Systems

Observations:
Opportunities to Improve

Focus on manufacturing excellence and execution

Optimize manufacturing footprint to increase capacity
utilization

Build on strong market positions and growing segments

Strengthen product design and development

Aggressively pursue profitable growth opportunities in
emerging markets

Commercial Vehicle Systems

Top Priorities

Commercial Vehicle Systems

30

Light Vehicle Systems

Phil Martens

President, Light Vehicle Systems

Observations: Strengths

Fully capable Tier One global supplier

Improved competitive cost position from rationalization
and refocusing efforts

Leading cost competitive country sourcing and operations

Expanded market bandwidth with

             profitable products in profitable regions

Door Systems in China

Medium-duty wheels expansion in Mexico

New technology under development

Conversion from mechanical to electronic

Chassis system products

Light Vehicle Systems

Observations: Opportunities
to Improve

Accelerate
establishment of low-
cost, lean operations

Manufacturing

Supply base

Transform business
model with emphasis
on systems integration

Light Vehicle Systems

Building an Entrepreneurial Start-Up Company Mindset

Expedite entry into Asia Pacific

Broaden market with medium- and
heavy-duty wheels

Wheels

Exploit engineering and manufacturing
capabilities

Use new technologies to capture
systems opportunities

Chassis

Systems

Deliver global OEM program

Move capacity to leading cost
competitive regions

Leverage technology expertise from
Audi Q7 large-opening roof module

Roof

Systems

Further expansion into China and
Eastern Europe

Enter Indian market -- underway

Emphasis on electronic system controls

Door

Systems

Observations: Opportunities
to Improve

Continue to emphasize organic growth in
Asia Pacific and with Asian OEMs

New business awards have been granted for:

Door modules

Latches/motors

Wheels

Roof modules

Increased capacity being installed to

              meet demand

Light Vehicle Systems

Sales with Improved Margins Up 25 Percent in China

Top Platforms

Light Vehicle Systems

Top Platforms Demonstrate Global Diversification

Avensis, Corolla

Toyota 296N

Town and Country, Caravan

DCX RS/RT

Santa Fe, Sonata

Hyundai NF/CM

Megane, Scenic

Renault C

Ram

Dodge DR-DE

Focus, C-MAX, Volvo S40/V50

Ford C1

SuperDuty F-Series

Ford P131

Fiesta, European Fusion

Ford B2

E-Class

Mercedes W211

Touareg

VW PL71

Croma

Fiat 194

Polo, Ibiza, Audi A2, Skoda Fabia

VW PQ24/25

Golf, Touran, Audi A1, Skoda Octavia

VW PQ34/35

Vectra, Zaphira

Opel Epsilon/3000

Silverado, Sierra, Tahoe, Suburban

GMT 800/900

    Key Vehicles

  Top 15 Light Veh. Platforms

#2 LVS
platform
by sales

Geographic Mix of Sales

Light Vehicle Systems

North
America

30%

Europe

40%

Asian OEMs
and ROW

30%

Expand Higher Margin Products Into Other Regions

Top Priorities

Light Vehicle Systems

37

Outlook

2007 will be a difficult year
due to North American market
conditions and continued
pressure from material
economics

Announced LVS restructuring
plans are on track, on time,
on budget

Future restructuring under
evaluation

Asia Pacific continues to be an
area of profitable organic
growth

Light Vehicle Systems

38

Emissions Technologies

Buddy Wacaser

President, Emissions Technologies

Observations: Strengths

Good products in a growing segment

Sold more than 3 million Diesel Particulate Filters (DPF)
to date, mostly in Europe

Opportunity to grow catalytic converter business in
North America

Commercial Vehicle Emissions in production and
launching more products

Good customer relationships

Good geographic mix

Leadership positions in most segments

Emissions Technologies

Observations:
Opportunities to Improve

Inadequate profitability

Improvement areas:

Staff efficiency

Lower-cost footprint

Optimize match between plants and products

Improve and standardize process

Emissions Technologies

Top Platforms

Emissions Technologies

Six of Top Seven Platforms are in Europe

Avensis, Corolla

Toyota 296N

Town and Country, Caravan

DCX RS/RT

Santa Fe, Sonata

Hyundai NF/CM

Megane, Scenic

Renault C

Ram

Dodge DR-DE

Focus, C-MAX, Volvo S40/V50

Ford C1

SuperDuty F-Series

Ford P131

Fiesta, European Fusion

Ford B2

E-Class

Mercedes W211

Touareg

VW PL71

Croma

Fiat 194

Polo, Ibiza, Audi A2, Skoda Fabia

VW PQ24/25

Golf, Touran, Audi A1, Skoda Octavia

VW PQ34/35

Vectra, Zaphira

Opel Epsilon/3000

Silverado, Sierra, Tahoe, Suburban

GMT 800/900

    Key Vehicles

  Top 15 Light Veh. Platforms

Geographic Mix of Sales

Emissions Technologies

North
America

41%

Europe

51%

Asian OEMs
and ROW

8%

+ Arvin Sango
and Sejong JVs:

28%

Very Good Global Mix Including Non-Consolidated JVs

Challenges and
Market Opportunities

Challenges

Stainless steel prices – new headwind in 2007 compared
to 2006

Production cuts at key customers

Market Opportunities

Commercial Vehicle Emissions

Other regulatory changes

Growth in Asia

Emissions Technologies

Top Priority:  Restructuring

Took Immediate Action

Eliminated 80 salaried positions

Targeting a total of 110 by March

This action pre-dated the ET restructuring program

Benefits (about $9 million) included in 2007
guidance

Emissions Technologies

Details of Restructuring Program

Costs of about $50 million

The cost of this program will be evenly incurred over the
next four years

Expected to affect at least 800 positions

North America plant-product optimization, opening plant in
Mexico in 2007

Transition production from Western to Eastern Europe

Develop model plants for operational excellence

Reorganize tooling/manufacturing engineering

Standardize processes and equipment

Evaluate vertical integration opportunities

Emissions Technologies

Break

Performance Plus

Jay Craig

Vice President and Controller

FY 2007 Outlook

$      125

$         75

$        284

Free Cash Flow

$     1.25

$      1.15

$       1.78

Diluted Earnings Per Share

$        89

$         82

$        125

Income from Continuing
Operations

24.0%

21.0%

20.0%

Tax Rate

(112)

$     (105)

$      (124)

Interest Expense

2.4%

2.2%

2.8%

Operating Margin

$   8,900

$    8,700

$     9,195

Sales

FY 2007

Full Year Outlook (1)

FY 2006

Full Year

Continuing Operations Before Special Items

-

-

-

-

-

-

-

(1) Excluding gains or losses on divestitures, restructuring costs, and other special items

Performance Plus

2007 Outlook Compared to 2006

(1) Excluding gains or losses on divestitures, restructuring costs, and other special items

(0.25) - (0.35)

Higher Net Steel Costs

Volume

$(0.45) - $(0.60)

North American Class 8 Downturn

(0.15) - (0.20)

Q1 Big Three Production Cuts

(0.30) - (0.45)

Other Volume/Mix

$1.15 - $1.25

FY 2007 Guidance Range

0.40 - 0.50

All Other Improvements

0.05 - 0.10

Lower Pension and Retiree Medical Expense

0.25 - 0.30

Restructuring Savings

$1.78

FY 2006 Result

Estimated EPS (1)

Performance Plus

1.5

Performance Plus is the Answer

Fundamentally transform the company’s earnings power

Includes operational and commercial elements – not just a
cost reduction program

Global scope – the world is our opportunity

Led by team effort of top officers of the company

Have engaged a premier global consulting firm to assist us

Performance Plus

Project Approach and Timing

Time

Span

Main
Tasks

Nov. – Dec. 2006

Jan. – Dec. 2007

Jan. 2007 – Dec. 2009

Set overall work
module targets

Plan work modules
in detail

Create baseline and
tracking approach

Generate/identify
improvement
measures

Assign
responsibility and
timeline

Implement quick
wins

Implement initiatives

Track realization of
potential

Institutionalize tools
and methods

Implement
Initiatives

Design
Improvement
Initiatives

Set Targets

Performance Plus

Talent Excellence

Pillars of Performance

Performance Plus

Baseline EBITDA

$ Millions Before Special Items

Performance Plus

$456

$375-$405

$410-$455

$475-$535

Performance Plus
Profit Improvements

REVENUE

Elements

COST

Elements

~$50-$150

~$350-$450

~$400-$600

$ Millions

(Addressable Costs)

Performance Plus

Improvement

(250)

Risk

$150-$350

Net

Performance Plus
High-Confidence Improvement

Baseline

High-Confidence
Planning
Assumption

Total

Performance Plus

Before special items

2006

2007

2008

2009

EBITDA

$456

$375-$405

$410-$455

$475-$535

EBITDA

$75

$150

EBITDA

$456

$375-$405

$485-$530

$625-$685

What Impact Will it Have in 2007?

Fast-start actions include shared services, axle-yoke
reengineering, rationalizing engineering footprint and
broadening remanufacturing

Benefits in 2007 are expected to pay for initial investment

Expected to include incremental restructuring

Performance Plus

Implementing the Initiative

Performance Plus

J. Craig

P. Martens

P. Martens

J. Craig

C.
Reinhardt

C.
Reinhardt

Aftermarket

Product
Growth

Overhead

Mfg.

ER&D

Materials

Commercial Excellence

Revenue Enhancement

Operational Excellence

Cost Improvements

Steering Committee

J. Craig

J. Donlon

R. Ostrov

C. Reinhardt

P. Martens

Sponsor: R. Ostrov

Talent Excellence

Sponsors: J. Craig and J. Donlon

Program Office

R. Sachdev

Sponsors

Top Quartile Financial Performance Among Peer Companies

Performance Plus:
Operational Excellence

Carsten Reinhardt

President, Commercial Vehicle Systems

Operational Excellence

Overhead

Manufacturing

Material

Optimization

Operational Excellence

Consolidate purchasing
activities to increase scale

Renegotiate rigorously for
cost reductions

Fully utilize value analysis/
value engineering tools

Identify, qualify and source
leading cost competitive
suppliers

Concentrate business with
key supplier partners

Material

Optimization

Axle Yoke Optimization

Margins pressured by rising costs

Redesigned part for equivalent
performance, reduced weight,
reduced machine time and lower
cost

Continue to manage/optimize and
leverage for new business

Target

05-06

Achieved

Identified

$2,915,666

Old forging

23.4 lb.

New forging

13 lb.

Operational Excellence

Optimize footprint

Improve equipment utilization

Fully institutionalize Six Sigma
and lean principles

Leverage new technologies for
world-class efficiency

Improve supply logistics and
flow

Manufacturing

Manufacturing Network
Optimization

Drive pinion manufacturing in Morristown, TN

Technology improvement: near net forging tooth

Material, freight and labor savings $1.5M

Downstream plant cycle-time savings of $0.6M

Total manufacturing optimization savings: $2.1M

Transfer Manning, SC driveline manufacturing to
Laurinburg, NC

Annual savings of $1.4M

Future projects to benefit from “boundary-less”
optimization

Operational Excellence

Shared Services

Integration of staffs and
consolidation of
corresponding facilities

Purchased services

Utilities

Legal services

Consulting, auditing and
transaction fees

Waste disposal

Overhead

Shared Services

Shared services approach used on a limited basis,
primarily in the U.S., for several years

Accounts Payable

Benefit administration

Other administrative functions

Increase number of centralized functions

Consolidation

Standardization

Systemization

Boundary-less organization

Overhead

Shared Services

Launched Shared Services pilot program in partnership
with HCL

Twenty Accounts Payable positions moved to Chennai,
India

Achieved two-thirds cost and productivity improvement

Based on success of pilot, looking to ramp up additional
activities throughout 2007

Accounts Receivable, Payroll, Benefits

Overhead

Performance Plus:
Commercial Excellence

Phil Martens

President, Light Vehicle Systems

Commercial Excellence

Aftermarket

Product

Growth

Engineering
Research and
Development

North

America

Western

Europe

South

America

Source: CSM Worldwide light vehicle production by region (2006 – 2012)

Central

Europe

Middle East
& Africa

+1.0%

Changing Landscape

Asia

Pacific

  Product Growth

+6.4%

+1.3%

+5.4%

+9%

+3.7%

Global Light Vehicle Production Outlook

North America

Western
Europe

South America

Eastern
Europe

1

5

8

0

Leverage Global Expertise

Engineers:
-15%

Engineers:
-10%

Engineers:
+50%

Engineers:
+100%

Asia
Pacific

2

Engineers:
0%

  Product Growth

Realigning Resources to Exploit Global
Market Opportunities

Engineering/Technical Centers

Commercial Excellence

Grow profitability by
increasing revenues and
margins

Right products

Right technologies

Right global markets

Grow systems capabilities
globally

Product

Growth

Example:  Passenger car suspension modules to vehicle stability systems

Electronic Control Unit

Modulator devices

Electronic components

Algorithm/Software

Modular assemblies

Shocks

Stabilizer bars

Springs

Mechanical integration

Functional integration

$28 B

$39 B

$15 B

Suspension

Adjacent

Components

Control System

Components

Module market

ARM current

$82 B

Integrated
Stability System

Suspension

Steering

Braking

Controls

Evolving from Products to Systems Will Increase
Our Value Add and Ability to Differentiate

Product Growth

Transforming ArvinMeritor

Establish one regional office for Asia Pacific with technical centers in India and China

Aggressively pursue/manage

              growth with focus on higher

              margin product lines

Execute strategy with one voice

Announce regional leader

            (at later date)

Product Growth

Asia Pacific Regional Focus

Commercial Excellence

Achieve and sustain a
competitive cost and
technology position

Deliver five “gotta have”
products from product
development pipeline

Consolidate and leverage
corporate technical
capabilities to increase speed
to market

Engineering
Research and
Development

Transforming ArvinMeritor

Establish one ArvinMeritor product development system
with global reach

Combine CVS and LVS advanced engineering
activities under one management leadership
team to accelerate:

Corporate technical capabilities

Speed to market

Systems engineering focus

ArvinMeritor product development

             organization announced January 2007

Engineering Research and Development

Replace Current High Volume Mechanical Products
With Electronic Margin Products

All major OEM footprints
addressed with 3 designs

Step-change in cost and
functionality

Unprecedented customer
interest

Latch evolution
continues…

Extremely low release
efforts (5%) compared
to current technology

Low noise

Engineered handle feel

Provides automatic
failsafe manual release

Non-Contact switches

Reduced size and
improved water
resistance

Low-Energy Release Latch

Engineering Research and Development

Central lock

Superlock

Passive lock/unlock

Electric child safety
and power release

25 million latches
produced annually

Production
Mechanical

Patented Electro-
Mechanical

Competitive
Advantage

Opportunity

Active Suspension Control

Roll Control Systems

(Adaptive or Active)

Modular
Adaptive Damping

Active Air Suspension

Less Complicated Chassis Systems
Delivering Better Performance

Engineering Research and Development

Alternative Powered Vehicles

Unicell commercial pick-up and
delivery program

Zero emissions and fossil fuel
consumption

10% increase in driver productivity
from vehicle enhancements

Certification testing and
commercialization continue

Growing driveline and electric axle
products through system integration
of motors, gears and controls

Engineering Research and Development

Advance Efforts to Participate in Rapidly-Emerging
Commercial Alternative Powertrain Vehicle Segment

Conventional Drivetrains

Engineering Research and Development

Hybrid Electric Vehicle

Engineering Research and Development

Commercial Excellence

ArvinMeritor has strong
position in North America
commercial vehicle
aftermarket and
remanufacturing segment

High margin products that
we can expand rapidly

Rest of world promises
significant growth
opportunities

Aftermarket

North American Remanufacturing

Current Situation

Existing business primarily in production-
based ArvinMeritor products

One dedicated remanufacturing facility

Plainfield, Indiana

Multiple product capability

Brake shoes

Heavy-duty differential carriers

Transmissions

Hydraulic brake cylinders

ISO Certified (per Aftermarket Remanufacturing Standard)

Aftermarket

Aftermarket Remanufacturing
Strategy

Existing

Products

New

Products

Existing
Customers

New
Customers

Future Opportunities for Increasing Addressable Market

Untapped
Customer
Segments

- Transit

- Government

Gain New
Contract

Business

Global

Expansion

Expand NA

Product Offering

Aftermarket

Total Market

ArvinMeritor

Aftermarket Addressable Market

Aftermarket

$ 1.2B Market

$ 2.5B Market

$ 5.9B Market

$ 4.5B Market

AVENUES FOR EXPANSION

PREREQUISITE FOR SUCCESS

Aftermarket Represents Significant Growth Opportunity

Profitably Expand Aftermarket Service
and Support Business

Aftermarket

1.

Expand product catalog

Tier 1 alliances

2.

Develop profitable services

Bolt-on operations (e.g.,

Remanufacturing)

3.

Grow regionally

Follow emerging market

penetration

Alliances with local

aftermarket

providers

Financial Review

Jim Donlon

Senior Vice President and Chief Financial Officer

Q1 Earnings Historically Lower Than
Subsequent Quarters

Financial Review

European Axle Launch
Costs

Stronger Productivity
Improvements

Stronger Productivity
Improvements

Moderate Productivity
Improvements

Additional  Aftermarket &
Asian Growth
Contribution

Additional  Aftermarket &
Asian Growth
Contribution

Additional  Aftermarket &
Asian Growth
Contribution

Increased Restructuring
Savings

Increased Restructuring
Savings

Increased Restructuring
Savings

Higher Steel Costs

Higher Steel Costs

Higher Steel Costs

N.A. Heavy Truck Market
Down Significantly

N.A. Heavy Truck Market
Down Significantly

N.A. Heavy Truck Market
Down Slightly

Slightly Higher N.A. Heavy
Truck Market

Reduced Big Three
Production

Reduced Big Three
Production

Reduced Big Three
Production

Significantly Reduced Big
Three Production

Q4 2007

Q3 2007

Q2 2007

Q1 2007

RED = Decreases

GREEN = Increases

$0.40

Q4 2006

$1.78

$0.76

$0.45

$0.17

FY 2006

Q3 2006

Q2 2006

Q1 2006

EPS – Before Special Items

Pension Update

Financial Review

Long-term return assumption currently at 8.5%

U.S.

Asset Returns

Discount rate assumption currently at 6.6%

U.S.

Discount Rate

$101

$102

$114

$134

$58

Contributions

$69

$72

$68

$76

$95

Expense

$122

$182

$243

$316

$409

Unfunded Status

FY 2010

FY 2009

FY 2008

FY 2007

FY 2006

Retiree Healthcare Update

Financial Review

Discount rate assumption currently at 6.4%

Discount Rate

$51

$52

$53

$54

$56

Contributions

$55

$55

$55

$57

$47

Expense

$560

$569

$578

$587

$600

Retiree Medical
Liability

FY 2010

FY 2009

FY 2008

FY 2007

FY 2006

Forward-Looking Tax Rates
Before Special Items

Financial Review

$62 million

Primarily:

FY00-03 Tax
Settlements

American Jobs
Creation Act

Tax Favorability

23%-27%

21%-24%

20%

Normal Tax Rate

FY 2008

FY 2007

FY 2006

Closing Remarks

Chip McClure

Chairman, CEO and President

Summary

Strong portfolio of businesses

Process to generate more high growth products

Strong and unified leadership team

Performance Plus will transform the company

Q & A

Appendix

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the company has provided information regarding income from continuing operations, diluted earnings per share and operating income and margins before special items, which are non-GAAP financial measures.
These non-GAAP measures are defined as reported income or loss from continuing operations, reported diluted earnings or loss per share from continuing operations and operating income or loss plus or minus special items.  Other non-GAAP financial measures include “EBITDA before special items” and “free cash flow”. EBITDA is defined as earnings before interest, income taxes, depreciation and amortization plus or minus special items. Free cash flow represents net cash provided by operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations. In particular, management believes
EBITDA is a meaningful measure of performance as it is commonly utilized by management and investors to analyze operating performance and entity valuation. Management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure operating performance in our industry. Management believes that free cash flow is useful in analyzing the Company’s ability to service and repay its debt.  Further, management uses these non-GAAP measures for planning and forecasting in future periods.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with GAAP.
EBITDA should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by operating activities or other cash flow statement data prepared in accordance with GAAP or as a measure of liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses.  These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information –

Full Year FY 2006 Results Before Special Items

Non-GAAP Financial Information –

FY 2006 Quarterly Results Before Special Items

Non-GAAP Financial Information –
Free Cash Flow

Non-GAAP Financial Information –
EBITDA – before special items